UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2018
NuStar Energy L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-16417	74-2956831
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19003 IH-10 West San Antonio, Texas 78257
(Address of principal executive offices)

(210) 918-2000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On February 8, 2018, NuStar Energy L.P., a Delaware limited partnership (the “Partnership”), issued a press release announcing, in part, the financial results for the quarter and year ended December 31, 2017. A copy of the press release announcing the financial results is furnished with this report as Exhibit 99.01 and is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.
The description set forth above under Item 2.02 is incorporated by reference into this Item 7.01.
Important Information and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger and related transactions between the Partnership and NuStar GP Holdings, LLC (“NSH”) will be submitted to the unitholders of NSH for their consideration. The Partnership will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a proxy statement of NSH that also constitutes a prospectus of the Partnership. The Partnership and NSH also plan to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF NSH ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and unitholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about the Partnership and NSH once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Partnership will be available free of charge on the Partnership’s website at www.nustarenergy.com under the tab “Investors” or by contacting the Partnership’s investor relations department at (210) 918-3507. Copies of the documents filed with the SEC by NSH will be available free of charge on NSH’s website at www.nustargpholdings.com under the tab “Investors” or by contacting NSH’s investor relations department at (210) 918-3507.
The Partnership, its general partner, the directors and certain of the executive officers of NuStar GP, LLC and NSH and its directors and certain of its executive officers, may be deemed to be participants in the solicitation of proxies from the unitholders of NSH in connection with the proposed merger. Information about the directors and executive officers of NuStar GP, LLC and the directors and executive officers of NSH is set forth in the preliminary proxy statement/prospectus, each entity’s Annual Report on Form 10-K for the year ended December 31, 2016, which were each filed with the SEC on February 23, 2017, and subsequent statements of changes in beneficial ownership on file with the SEC. Information about the directors and executive officers of NSH is set forth in NSH’s Proxy Statement for the 2017 annual meeting of unitholders, which was filed with the SEC on March 9, 2017, and subsequent statements of changes in beneficial ownership on file with the SEC. These documents can be obtained free of charge from the sources listed above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Exhibit

Exhibit 99.01	Press Release dated February 8, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR ENERGY L.P.

	By:	Riverwalk Logistics, L.P.
its general partner

		By:	NuStar GP, LLC
its general partner

Date: February 8, 2018			By:	/s/ Amy L. Perry
			Name:	Amy L. Perry
			Title:	Senior Vice President, General Counsel–Corporate & Commercial and Corporate Secretary